Exhibit 99.1

Agile Growth Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants Commencing April 30, 2021

Newton, MA — April 29, 2021 (Business Wire) – Agile Growth Corp. (NASDAQ: AGGRU) (the “Company”) announces that, commencing April 30, 2021, holders of the units sold in the Company’s initial public offering of 31,000,000 units (including units sold to cover over-allotments), which initially closed on March 12, 2021, may elect to separately trade the Class A ordinary shares and warrants included in the units. Those units not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “AGGRU,” and the Class A ordinary shares and warrants that are separated will trade on the Nasdaq under the symbols “AGGR” and “AGGRW,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc. and Jefferies LLC served as joint book-running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on March 9, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from: Citigroup Global Markets Inc., Attention: Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by telephone at 800-831-9146 or Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, or by telephone at 877-821-7388 or by email at prospectus_department@jefferies.com.

About Agile Growth Corp.

Agile Growth Corp. is a newly incorporated blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company is sponsored by Agile Growth Sponsor, LLC, an entity founded by Jay Bhatt. The Company is led by Jay Bhatt, John Newton, Tony Aquilina, Tony Grout and Sally Baraka. In addition to Mr. Bhatt and Mr. Newton, the Company’s board of directors includes Steven Alesio, Carol Bartz, Carl Bass, Jack Egan, Jim Heppelmann and Philip Pead. While the Company may pursue an initial business combination target in any industry, it currently intends to pursue opportunities in the technology and software industry.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Sally Baraka, sbaraka@agilegrowthcorp.com

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